UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2008
El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building 1001 Louisiana Street
Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 420-2600
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Conveyance Agreement
          El Paso Pipeline Partners, L.P. (the “Partnership”) previously announced it had entered into a Contribution and Exchange Agreement (the “Contribution Exchange Agreement”) with El Paso Pipeline GP Company, L.L.C. (the “General Partner”), El Paso Pipeline LP Holdings, L.L.C. (“Holdings”), El Paso Pipeline Partners Operating Company, L.L.C. (the “Operating Company”), El Paso Corporation (“El Paso”), El Paso Noric Investments III, L.L.C. (“EP Noric”), Colorado Interstate Gas Company (“CIG”), El Paso SNG Holding Company, L.L.C. (“EP SNG”), Southern Natural Gas Company (“SNG”), EPPP SNG GP Holdings, L.L.C. (“EPPP SNG”) and EPPP CIG GP Holdings, L.L.C. (“EPPP CIG”). Pursuant to the Contribution Exchange Agreement, El Paso, EP Noric, EP SNG, the General Partner and Holdings (collectively, the “Contributing Parties”) agreed to sell to the Partnership (together with the Operating Company, EPPP CIG and EPPP SNG, the “Partnership Parties”) a 30% general partner interest in CIG (the “CIG Interest”) and a 15% general partnership interest in SNG (the “SNG Interest”). The Contribution Exchange Agreement is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.
          In accordance with the Contribution Exchange Agreement, on September 30, 2008, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Conveyance Agreement”) with the General Partner, Holdings, the Operating Company, El Paso, EP Noric, CIG, SNG, EP SNG, EPPP SNG, EPPP CIG, El Paso CNG Company, L.L.C., El Paso Pipeline Corporation and El Paso Pipeline Holding Company, L.L.C. pursuant to which the Contributing Parties contributed the CIG Interest and the SNG Interest to the Partnership Parties. The Conveyance Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
          The aggregate consideration of $736 million consisted of approximately $274 million (the “Cash Consideration”) paid as a combination of cash and a promissory note and 26,888,611 newly issued common units (the “Unit Consideration”) representing limited partner interests in the Partnership (“Common Units”). The number of Common Units was determined based upon the $17.182 average of the closing sales price of the Common Units as of each trading day in the five day period ending on September 15, 2008. To provide partial funding of the Cash Consideration, concurrently with the closing, the Partnership closed a $175 million private placement of senior unsecured notes with an average annual rate of 7.8% at closing, due 2011 through 2013 (“Private Placement Debt”), borrowed $65 million under the Partnership’s existing revolving credit facility, issued a $10 million promissory note to El Paso and closed the private placement of an aggregate 873,000 Common Units. The Partnership will have an obligation to use all commercially reasonable efforts to obtain re-financing of the $10 million promissory note made to El Paso within 24 months of the closing and cooperate with the sale or assignment of such debt by El Paso. There is no penalty payable by the Partnership if the Partnership is unable to obtain the re-financing.
          Concurrently with the issuance of the Common Units in connection with the Unit Consideration and the private placement of Common Units, the General Partner contributed to the Partnership approximately $10 million in order to maintain its 2% general partner interests in the Partnership. The proceeds of this contribution to the Partnership by the General Partner were also used by the Partnership to partially fund the Cash Consideration. The issuance of Common Units and promissory note pursuant to the Contribution Exchange Agreement as partial consideration for the CIG Interest and SNG Interest was made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) of the Securities Act.
          The board of directors of the General Partner of the Partnership approved the transaction based on a recommendation from its conflicts committee. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisers to assist it in evaluating and negotiating the transaction.
Securities Purchase Agreements
          As noted above, concurrently with the closing, the Partnership closed a $15 million private placement of 873,000 Common Units (the “Equity Private Placement”) with two purchasers pursuant to (i) a Securities Purchase Agreement (the “NGP Securities Purchase Agreement”), dated effective as of September 30, 2008, with NGPMR MLP Opportunity Fund Company, LLC (“NGP”) for the sale of 582,000 Common Units, and (ii) a Securities Purchase Agreement (the “Tortoise Securities Purchase Agreement,” and together with the NGP Securities Purchase Agreement, the “Securities Purchase Agreements”), dated effective as of September 30, 2008, with Tortoise Energy Infrastructure Corporation (“Tortoise,” and together with NGP, the “Purchasers”) for the sale of 291,000 Common Units. The negotiated price for the Common Units in the Securities Purchase Agreements was $17.182 per Common Unit, or approximately $15 million in the aggregate, which was used to partially fund the Cash Consideration.
          The Equity Private Placement pursuant to the Securities Purchase Agreements was made in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(2) thereof.
          Pursuant to the Securities Purchase Agreements, the Partnership also agreed to indemnify the Purchasers, and their respective affiliates, officers, directors, employees and other representatives against certain losses resulting from any breach of the Partnership’s representations, warranties or covenants contained therein.

          Under the NGP Securities Purchase Agreement, the Partnership has agreed to file such reports and to take such other actions as may be required to permit the sale of the Common Units issued to NGP pursuant to Rule 144. If the Partnership fails for any reason to comply with this agreement during the period beginning on the date which is six months from the closing date and ending one year from the closing date, then the Partnership will be obligated to pay NGP as liquidated damages, for each day NGP is unable to sell the Common Units pursuant to Rule 144 because of this failure, an amount equal to 1% of $17.182 multiplied by the weighted average of Common Units held by NGP per 30-day period (and prorated for any period less than 30 days).
          The foregoing descriptions of the Securities Purchase Agreements are not complete and are qualified in their entirety by reference to the full and complete terms of each of the NGP Securities Purchase Agreement and the Tortoise Securities Purchase Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference into this Item 1.01.
Registration Rights Agreement
          In connection with the Tortoise Securities Purchase Agreement, the Partnership also entered into a Registration Rights Agreement dated September 30, 2008 (the “Registration Rights Agreement”) with Tortoise. The Registration Rights Agreement requires the Partnership to file a shelf registration statement with the Securities and Exchange Commission (“SEC”) to register the Common Units issued to Tortoise as soon as practicable after the closing date of the Equity Private Placement, but in any event within 120 days after the closing, which occurred on September 30, 2008. In addition, the Registration Rights Agreement requires the Partnership to use its commercially reasonable efforts to cause the shelf registration statement to become effective no later than 180 days after the closing date of the Equity Private Placement (the “Target Effective Date”). If the registration statement covering the Common Units is not declared effective by the SEC before or on the Target Effective Date, then the Partnership will be liable to Tortoise for liquidated damages, and not as a penalty, of 0.25% of (i) the product of $17.182 (the purchase price) times (ii) the number of Common Units purchased by Tortoise (the product of (i) and (ii) is referred to herein as the “Liquidated Damages Multiplier”) for each non-overlapping 30-day period for the first 60 days following the Target Effective Date, increasing by an additional 0.25% of the Liquidated Damages Multiplier per each non-overlapping 30-day period for each subsequent 60-day period subsequent to the 60 days following the Target Effective Date, up to a maximum of 1.0% of the Liquidated Damages Multiplier per each non-overlapping 30-day period (i.e., 0.5% for 61-120 days; 0.75% for 121-180 days; and 1.0% thereafter); provided, that the aggregate amount of liquidated damages payable by the Partnership under the Registration Rights Agreement to Tortoise shall not exceed 5.0% of the purchase price multiplied by the number of Common Units held by Tortoise. The Registration Rights Agreement also provides for the payment of liquidated damages in the event the Partnership suspends the use of the shelf registration statement in excess of permitted periods.
          The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated by reference into this Item 1.01.
Note Purchase Agreement
          On September 30, 2008, the Partnership, as guarantor, and the Operating Company, as issuer, executed and delivered the Note Purchase Agreement (as defined below). Please read the description of the material terms of the Note Purchase Agreement in Item 2.03 below which is incorporated into this Item 1.01. The Note Purchase Agreement is filed as Exhibit 10.5 to this Form 8-K and is incorporated by reference into this Item 1.01.
First Amendment to the General Partnership Agreements of CIG and SNG
          In connection with the closing of the transactions contemplated by the Contribution Exchange Agreement and the Conveyance Agreement, on September 30, 2008, EP Noric and EPPP CIG entered into the First Amendment to the General Partnership Agreement of CIG (the “CIG Amendment”) and EP SNG and EPPP SNG entered into the First Amendment to the General Partnership Agreement of SNG (the “SNG Amendment”) to reflect the contributions of the CIG and SNG Interests to the Partnership Parties. After giving effect to the transactions contemplated by the Contribution Exchange Agreement and the Conveyance Agreement, the Contributing Parties own 60% of CIG and 75% of SNG and the Partnership Parties own 40% of CIG and 25% of SNG, all in the form of general partner interests. The CIG Amendment and the SNG Amendment are filed as Exhibit 10.6 and Exhibit 10.7, respectively, to this Form 8-K and are incorporated by reference into this Item 1.01.

Relationships
          After giving effect to the contributions in connection with the Contribution Exchange Agreement, El Paso directly or indirectly owns (i) 100% of the General Partner, which allows it to control the Partnership and own the 2% general partner interest and incentive distribution rights in the Partnership; (ii) 55,326,397 Common Units and 27,727,411 subordinated units representing an aggregate 72% limited partner interest in the Partnership; (iii) 100% of Holdings; and (iv) a 60% general partner interest in CIG and a 75% general partner interest in SNG. Further, certain officers and directors of the General Partner serve as officers and/or directors of El Paso, the Partnership and the Operating Company. The General Partner serves as the general partner of the Partnership, holding a 2% general partner interest and incentive distribution rights in the Partnership. Each of the Partnership, the General Partner, Holdings, the Operating Company, CIG and SNG is an indirect subsidiary of El Paso. The Partnership is a party to an omnibus agreement with El Paso and its affiliates that governs the Partnership’s relationship with El Paso and its affiliates regarding (i) reimbursement of certain operating and general and administrative expenses; (ii) indemnification for certain environmental contingencies, tax contingencies and right-of-way defects; (iii) reimbursement for certain expenditures; and (iv) the guaranty by El Paso of certain expenses under intercompany agreements related to the Elba Island LNG terminal expansion.
          In addition, each of the Partnership, CIG and SNG currently have and will have in the future other routine agreements with El Paso or one of its subsidiaries that arise in the ordinary course of business, in addition to the Partnership’s Agreement of Limited Partnership, the CIG General Partnership Agreement and the SNG General Partnership Agreement, respectively, such as agreements for services and other transportation and exchange agreements and interconnection and balancing agreements with other El Paso pipelines.
          The conflicts committee of the board of directors of the General Partner unanimously recommended approval of the terms of the Partnership’s acquisition of the CIG Interest and the SNG Interest. The conflicts committee retained independent legal and financial advisors to assist it in evaluating and negotiating the transaction. The board of directors of the General Partner unanimously approved the terms of the Partnership’s acquisition of the CIG Interest and the SNG Interest.
Item 2.01 Completion of Acquisition or Disposition of Assets.
          The information set forth under the caption “Contribution Exchange Agreement” in Item 1.01 above is incorporated in this Item 2.01 by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          On September 30, 2008, the Partnership, as guarantor, and the Operating Company, as issuer, entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the insurance companies and financial institutions named therein as parties thereto.
          Under the Note Purchase Agreement, the Operating Company issued $175 million of senior unsecured notes divided into series as follows: $37 million of 7.76% senior notes due September 2011 (the “Series A Notes”), $15 million of 7.93% senior notes due September 2012 (the “Series B Notes”), $88 million of 8% senior notes due September 2013 (the “Series C Notes”), and $35 million of senior floating rate notes initially bearing interest at LIBOR plus 3.5% due September 2012 (the “Series D Notes”). The Series A Notes, Series B Notes, and Series C Notes are subject to a make-whole payment if paid before maturity. The Series D Notes are subject to a prepayment premium of 3% if prepaid within 18 months after the issuance date and 2% if prepaid from 19 to 24 months after the issuance date. Thereafter, the Series D Notes may be prepaid at par.
          The Operating Company’s obligations under the Note Purchase Agreement are guaranteed by the Partnership. The Note Purchase Agreement requires the Partnership to maintain, as of the end of each fiscal quarter, (i) a consolidated leverage ratio (consolidated indebtedness to consolidated EBITDA (as defined in the Note Purchase Agreement)) of less than or equal to 5.50 to 1.00 for any four consecutive fiscal quarters and (ii) an interest coverage ratio (consolidated EBITDA to interest expense) of greater than or equal to 1.50 to 1.00 for any four consecutive fiscal quarters. The Partnership has added additional flexibility to the financial covenants for growth projects. In case of a capital construction or expansion project costing more than $20 million, pro forma adjustments to consolidated EBITDA may be made based on the percentage of capital costs expended and projected cash flows for the project. Such adjustments shall be limited to 25% of actual consolidated EBITDA.
          The Note Purchase Agreement also contains certain customary events of default that affect the Partnership, the Operating Company and the Partnership’s other restricted subsidiaries, including, without limitation, (i) nonpayment of principal when due or nonpayment of interest or other amounts within five business days of when due; (ii) bankruptcy or insolvency with respect to the Partnership, the General Partner, the Operating Company or any of the Partnership’s other restricted subsidiaries; (iii) judgment defaults against the Partnership, the General Partner, the Operating Company or any of the Partnership’s other restricted subsidiaries in excess of $50 million; or (iv) the failure of El Paso to directly or indirectly own a majority of the voting equity of the General Partner or any other general partner of the Partnership and a failure by the Partnership to directly or indirectly own 100% of the equity of the Operating Company.

          In addition, the Note Purchase Agreement contains covenants and provisions that affect the Operating Company, the Partnership and its other restricted subsidiaries, including, without limitation, the following customary covenants and provisions:
          • prohibiting our unregulated restricted subsidiaries that guarantee the Note Purchase Agreement and our regulated restricted subsidiaries (other than the Operating Company) from creating or incurring indebtedness (except for certain specified permitted indebtedness) if such incurrence would cause such subsidiary’s ratio of consolidated indebtedness to consolidated EBITDA (as defined in the Note Purchase Agreement) to exceed 5.00 to 1.00;
          • prohibiting our unregulated restricted subsidiaries that do not guarantee the Note Purchase Agreement from creating or incurring indebtedness (except for certain specified permitted indebtedness) if such incurrence would cause the aggregate of all such indebtedness to exceed 10% of our consolidated tangible net assets (as defined in the Note Purchase Agreement);
          • limiting the ability of the Operating Company, the Partnership and its other restricted subsidiaries from creating or incurring certain liens on their respective properties (subject to enumerated exceptions);
          • limiting the Partnership’s ability to make distributions and equity repurchases (which shall be permitted if no insolvency default or event of default exists); and
          • prohibiting consolidations, mergers and asset transfers by the Operating Company, the Partnership and its other restricted subsidiaries (subject to enumerated exceptions).
          The foregoing description of the Notes Purchase Agreement is qualified in its entirety by reference to the full text of the Note Purchase Agreement, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 2.03 by reference.
          As noted above under Item 1.01, the Partnership also issued a $10 million promissory note to El Paso with terms and conditions no less favorable to the Partnership than those proffered in the Note Purchase Agreement as partial consideration for the acquisition.
Item 3.02. Unregistered Sales of Equity Securities.
          The information set forth under Item 1.01 above with respect to the issuance by the Partnership of Common Units pursuant to the Contribution Exchange Agreement and the Securities Purchase Agreements is incorporated in this Item 3.02 by reference.
Item 7.01. Regulation FD Disclosure.
               On October 1, 2008, the Partnership issued a press release announcing the closing of the transaction contemplated by (i) the Conveyance Agreement, (ii) the previously announced Contribution Exchange Agreement and (iii) the Equity Private Placement. A copy of the press release is furnished and attached as Exhibit 99.A hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) — (b) Financial Statements of Businesses Acquired; Pro Forma Financial Information
      Pursuant to Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, the Partnership will amend this filing not later than 71 calendar days after October 6, 2008, to file the financial statements required by Rule 3-05(b) of Regulation S-X and Article 11 of Regulation S-X.

     (d) Exhibits.

Exhibit Number	Description
Exhibit 2.1+	Contribution and Exchange Agreement, dated September 17, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Corporation, El Paso Noric Investments III, L.L.C., Colorado Interstate Gas Company, El Paso SNG Holding Company, L.L.C., Southern Natural Gas Company, EPPP SNG GP Holdings, L.L.C. and EPPP CIG GP Holdings, L.L.C. (incorporated by reference to Exhibit 2.1 to El Paso Pipeline Partners, L.P.’s Form 8-K (File No. 001-33825) filed with the SEC on September 23, 2008).

Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C., El Paso Noric Investments III, L.L.C., El Paso CNG Company, L.L.C., El Paso Pipeline Corporation, El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., EPPP CIG GP Holdings, L.L.C., El Paso Pipeline Holding Company, L.L.C., El Paso Pipeline Partners Operating Company, L.L.C., Colorado Interstate Gas Company, Southern Natural Gas Company and El Paso Corporation.

Exhibit 10.2	Securities Purchase Agreement dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C. and NGPMR MLP Opportunity Fund Company, LLC.

Exhibit 10.3	Securities Purchase Agreement, dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C. and Tortoise Energy Infrastructure Corporation.

Exhibit 10.4	Registration Rights Agreement, dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C. and Tortoise Energy Infrastructure Corporation.

Exhibit 10.5	Note Purchase Agreement, dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., as guarantor, El Paso Pipeline Partners Operating Company, L.L.C., as issuer, and the insurance companies and financial institutions named therein as parties thereto.

Exhibit 10.6+	First Amendment to the General Partnership Agreement of Colorado Interstate Gas Company, dated September 30, 2008 (incorporated by reference to Exhibit 3.A to the Colorado Interstate Gas Company Form 8-K (File No. 001-04874) filed October 6, 2008).

Exhibit 10.7+	First Amendment to the General Partnership Agreement of Southern Natural Gas Company, dated September 30, 2008 (incorporated by reference to Exhibit 3.A to the Southern Natural Gas Company Form 8-K (File No. 001-02745) filed October 6, 2008).

Exhibit 99.A	Press release dated October 1, 2008.

+	Incorporated by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.
By:	El Paso Pipeline GP Company, L.L.C.,
its General Partner

Date: October 6, 2008	By:	/s/ Robert W. Baker
	Name:	Robert W. Baker
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1+	Contribution and Exchange Agreement, dated September 17, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C., El Paso Pipeline Partners Operating Company, L.L.C., El Paso Corporation, El Paso Noric Investments III, L.L.C., Colorado Interstate Gas Company, El Paso SNG Holding Company, L.L.C., Southern Natural Gas Company, EPPP SNG GP Holdings, L.L.C. and EPPP CIG GP Holdings, L.L.C. (incorporated by reference to Exhibit 2.1 to El Paso Pipeline Partners, L.P.’s Form 8-K (File No. 001-33825) filed with the SEC on September 23, 2008).

Exhibit 10.1	Contribution, Conveyance and Assumption Agreement, dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C., El Paso Pipeline LP Holdings, L.L.C., El Paso Noric Investments III, L.L.C., El Paso CNG Company, L.L.C., El Paso Pipeline Corporation, El Paso SNG Holding Company, L.L.C., EPPP SNG GP Holdings, L.L.C., EPPP CIG GP Holdings, L.L.C., El Paso Pipeline Holding Company, L.L.C., El Paso Pipeline Partners Operating Company, L.L.C., Colorado Interstate Gas Company, Southern Natural Gas Company and El Paso Corporation.

Exhibit 10.2	Securities Purchase Agreement dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C. and NGPMR MLP Opportunity Fund Company, LLC.

Exhibit 10.3	Securities Purchase Agreement, dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C. and Tortoise Energy Infrastructure Corporation.

Exhibit 10.4	Registration Rights Agreement, dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., El Paso Pipeline GP Company, L.L.C. and Tortoise Energy Infrastructure Corporation.

Exhibit 10.5	Note Purchase Agreement, dated September 30, 2008, by and among El Paso Pipeline Partners, L.P., as guarantor, El Paso Pipeline Partners Operating Company, L.L.C., as issuer, and the insurance companies and financial institutions named therein as parties thereto.

Exhibit 10.6+	First Amendment to the General Partnership Agreement of Colorado Interstate Gas Company, dated September 30, 2008 (incorporated by reference to Exhibit 3.A to the Colorado Interstate Gas Company Form 8-K (File No. 001-04874) filed October 6, 2008).

Exhibit 10.7+	First Amendment to the General Partnership Agreement of Southern Natural Gas Company, dated September 30, 2008 (incorporated by reference to Exhibit 3.A to the Southern Natural Gas Company Form 8-K (File No. 001-02745) filed October 6, 2008).

Exhibit 99.A	Press release dated October 1, 2008.

+	Incorporated by reference.